Exhibit 99.4

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

JUDGE:	Mark X Mulhn

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH	ENDING:	June	2020
		MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE,  I DECLARE  UNDER PENALTY OF PERJURY THAT  I  HAVE  EXAMINED  THE  FOLLOWING  MONTHLY  OPERATING  REPORT (CASH BASIS-I THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED  ON  ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:	Chief Restructurin£ Officer
ORIGINAL SIGNATURE OFREPONSIBLE PARTY	TITLE

Anthon}:'._ C. Schnur	7/20/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

Controller
TITLE

Kimberly_ Thomen	7/20/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

CASH RECEIPTS AND	Apr-20	May-20	Jun-20
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$655.03	$(581.33)	$(581.33)
RECEIPTS
2. CASH SALES	$-	$-
3. ACCOUNTS RECEIVABLE COLLECTIONS	$-	$-	$4,026.12
4. LOANS AND ADVANCES	$-	$-
5. SALE OF ASSETS	$-	$-
6. LEASE & RENTAL INCOME	$-	$-
7. WAGES	$-	$-
8. OTHER (ATTACH LIST)	$-	$6,876.15	$21,070.39
9. TOTAL RECEIPTS	$-	$6,876.15	$25,096.51
DISBURSEMENTS	$-	$-
10. NET PAYROLL	$-	$-
11. PAYROLL TAXES PAID	$-	$-
12. SALES,USE & OTHER TAXES PAID	$-	$-
13. INVENTORY PURCHASES	$-	$-
14. MORTAGE PAYMENTS	$-	$-
15. OTHER SECURED NOTE PAYMENTS	$-	$-
16. RENTAL & LEASE PAYMENTS	$-	$-
17. UTILITIES	$1,236.36	$100.50	$105.00
18. INSURANCE	$-	$-
19. VEHICLE EXPENSES	$-	$-
20. TRAVEL	$-	$-
21. ENTERTAINMENT	$-	$-
22. REPAIRS & MAINTENANCE	$-	$4,200.00
23. SUPPLIES	$-	$-
24. ADVERTISING	$-	$-
25. HOUSEHOLD EXPENSES	$-	$-
26. CHARITABLE CONTRIBUTIONS	$-	$-
27. GIFTS	$-	$-
28. OTHER (ATTACH LIST)	$-	$2,575.65	$(381.33)
29. TOTAL ORDINARY DISBURSEMENTS	$1,236.36	$6,876.15	$(276.33)
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	$-	$-
32. OTHER (ATTACH LIST)	$-	$-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-
34. TOTAL DISBURSEMENTS	$1,236.36	$6,876.15	$(276.33)
35. NET CASH FLOW	$(1,236.36)	$-	$25,372.84
36. CASH - END OF MONTH	$(581.33)	$(581.33)	$24,791.51

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

CASH DISBURSEMENTS DETAIL			MONTH:	June

CASH DISBURSEMENTS
	DATE	PAYEE	PURPOSE	AMOUNT

	TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
51001	06/11/20	Vermilion Parish Clerk	Critical Vendor	$105.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$105.00

TOTAL DISBURSEMENTS FOR THE MONTH				$105.00

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3
A. BANK:	Allegiance Bank	Allegiance Bank	Legacy Texas	TOTAL
B. ACCOUNT NUMBER:	2303	2337	2687
C. PURPOSE (TYPE):	Davis Operating	Davis Revenue	Davis Op. Acct
1. BALANCE PER BANK STATEMENT	$-	$-	$-	$-
2. ADD: TOTAL DEPOSITS NOT CREDITED	$238.16	$-	$-	$238.16
3. SUBTRACT: OUTSTANDING CHECKS	$200.00	$-	$-	$200.00
4. OTHER RECONCILING ITEMS	$12,707.97	$12,045.38	$-	$24,753.35
5. MONTH END BALANCE PER BOOKS	$12,746.13	$12,045.38	$-	$24,791.51
6. NUMBER OF LAST CHECK WRITTEN	51003	wire transfer

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH

12. CURRENCY ON HAND				$-

13. TOTAL CASH - END OF MONTH				$24,791.51

(1)

In April 2020, Yuma Energy was informed that it's primary banking institution, Legacy Texas, would close Yuma's accounts effective May 29, 2020. Even though Legacy Texas would be merging with Prosperity Bank on June 8, 2020, Prosperity Bank was not willing to accommodate Yuma Energy's DIP bank accounts. Yuma was required to seek a new banking institution willing to open DIP accounts for Yuma. Allegiance Bank agreed to open accounts for Yuma and subsidiaries on 5/26/20, with the accounts fully opened on 5/29/2020. The Yuma Companies Inc. opened account 100412237 with Allegiance Bank and transferred all funds from Davis Petroleum and Yuma E&P to the new The Yuma Companies DIP account.

(2)	Negative cash amount reflects prepetition checks which have not been voided.

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE	Apr-20	May-20	Jun-20
REAL PROPERTY	AMOUNT
1. Total Current Assets	$-	$626,234.75	$649,090.60	$698,164.75
2. Net Oil and Gas Properties	$-	$4,342,755.22	$4,342,755.22	$4,342,755.22
3. Net Other Property	$-	$17,493.44	$17,285.18	$17,076.93
4. OTHER (ATTACH LIST)	$5,314,612.00	$1,025,099.43	$1,025,099.43	$1,025,099.43
5. TOTAL REAL PROPERTY ASSETS	$5,314,612.00	$6,011,582.84	$6,034,230.43	$6,083,096.33
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$704,038.99
36. TOTAL PERSONAL PROPERTY ASSETS	$704,038.99	$-	$-	$-
37. TOTAL ASSETS	$6,018,650.99	$6,011,582.84	$6,034,230.43	$6,083,096.33

Monthly Operating Report

CASH BASIS-4

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	June

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	$-	$-
2. PRIORITY	$1,692,428.59	$-
3. UNSECURED	$2,189,469.96	$-
4. OTHER (ATTACH LIST)	$-	$-
5. TOTAL PREPETITION LIABILITIES	$3,881,898.55	$-

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. Masters Creek Operator Services	05/01/20	$1,800.00	05/31/20	$1,800.00
8. Masters Creek Operator Services	05/01/20	$1,200.00	05/31/20	$1,200.00
9. Masters Creek Operator Services	05/01/20	$1,200.00	05/31/20	$1,200.00
10. Crimson Exploration Operating	5/8/20	$14,369.19	06/08/20	$14,369.19
11. Masters Creek Operator Services	05/26/20	$2,400.00	06/25/20	$2,400.00
12. Masters Creek Operator Services	05/27/20	$2,400.00	06/26/20	$2,400.00
13. Masters Creek Operator Services	05/28/20	$2,400.00	06/27/20	$2,400.00
14. Compuforms Data Products	6/4/20	$410.24	07/04/20	$410.24
15. Pleasure Island	06/01/20	$87.50	07/01/20	$87.50
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$26,266.93		$26,266.93
31. TOTAL POSTPETITION LIABILITIES		$26,266.93		$26,266.93

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	June

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	Apr-20	May-20	Jun-20
1. 0 - 30	$3,305.11	$3,305.11	$32,624.18	$(1,930.97)
2. 31 - 60	$-	$(2,430.81)	$(184,577.13)	$5,386.77
3. 61 - 90	$-	$(18,099.63)	$-	$(417.92)
4. 91 +	$621,560.32	$621,560.32	$761,674.71	$602,657.76
5. TOTAL ACCOUNTS RECEIVABLE	$624,865.43	$604,334.99	$609,721.76	$605,695.64
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$82,530.44	$31,000.00	$31,000.00	$31,000.00
7. ACCOUNTS RECEIVABLE (NET)	$542,334.99	$573,334.99	$578,721.76	$574,695.64

AGING OF POSTPETITION TAXES AND PAYABLES	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-
6. ACCOUNTS PAYABLE	$29,481.36	$28,634.15	$-	$58,115.51

STATUS OF POSTPETITION TAXES FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$ -	$ -

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ -	$ -	$ -

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$ -	$ -	$ -

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: Davis Petroleum Corp.

CASE NUMBER:	Case No. 20-41453-11

MONTH:	June

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Agreed that payments would be made at sale closing which has been delayed.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Agreed that payments would be made at sale closing, and sale closing has been delayed.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Balance Sheet ‐ Davis Petroleum Corp
As of 6/30/2020

Assets			Liabilities and Equity
Cash and cash equivalents		$24,792	Current maturities‐bank debt	$	‐
Trade receivables		605,696	Notes payable‐ short term		‐
Joint venture partner rec		15,267	Current maturities‐other		‐
Oil and gas revenue		87,560	Current maturities debt	$	‐
Allowance ‐ trade A/R		(31,000)
Officers and employees		‐	Accounts payable ‐ trade		$1,702,399
Other		54,336	Accounts payable ‐ officer		‐
Allowance ‐ other A/R		‐	JV Partner Advances		50,882
Prepaids		(58,486)	Oil & gas distribution payable		1,222,745
Deferred charges and other		‐	Intercompany advances, net		(2,401,682)
Total Current Assets		$698,165	Accounts payable		$574,344

Property and Equipment			Other deferred credits	$	‐
Not subject to amortization		$245,779	Short term lease liability		201,739
Subject to amortization		432,753,686	Asset retirement obligations		‐
Depletion		(428,656,710)	Accrued expenses and other		1,056,088
Net Oil and Gas Properties		$4,342,755	Total Current Liabilities		$1,832,171

Construction in progress	$	‐	Bank debt	$	‐
Other property and equipment		24,990	Total Long‐Term Debt	$	‐
Accum DD&A other prop		(7,914)
Net Other Property		$17,077	Other Long‐Term Liabilities
			Asset retirement obligation		$4,628,397
Other Assets			Long term lease liability		770,118
Receivables from affiliate	$	‐	Deferred rent credit		‐
Investment in subs & prtnshp		‐	Restricted stock units		‐
Deposits		53,242	Other		‐
Operating right‐of‐use leases		971,857	Total Other Long‐Term Liabilities		$5,398,515
Public offering costs		‐
Other assets		‐	Total Liabilities		$7,230,686
Total Other Assets		$1,025,099
			Equity
Total Assets		$6,083,096	Common stock	$	‐
			Preferred stock		‐
			Capital in excess of par		34,359,856

			Distributions	$	‐
			Retained earnings		(34,713,542)
			Current period income(loss)		(793,904)
			Preferred stock accretion		-
			Retained earnings		$(35,507,446)

			Treasury stock, at cost	$	‐
			Total Equity		$(1,147,590)

			Total Liabilities and Equity		$6,083,096

Notes:

Balance Sheet ‐ Davis

Beginning Balance Receipts					$(581.33)
Check Number	Date	Payor	Purpose	Type	Amount
N/A	06/01/20	Castex	Payment ‐ JIB		$1,879.24
	06/12/20	Compressed Air Systems		Voided Check	$496.08
	06/12/20	Jeff Davis Electric Coop		Voided Check	$85.25
	06/23/20	Wadi Petroleum	Payment ‐ JIB		$933.73
	06/23/20	Castex	Payment ‐ JIB		$974.99
	06/23/20	Balidor O&G	Revenue		$499.51
	06/23/20	Balidor O&G	Revenue		$570.88
	06/26/20	Castex	Payment ‐ JIB		$238.16
	06/30/20	Transfer from Yuma Companies		Internal Transfer	$10,000.00
	06/30/20	Transfer from Yuma Companies		Internal Transfer	$10,000.00
Total					$25,677.8
Disbursements
Check Number	Date	Payee	Purpose	Category	Amount
51001	06/11/20	Verizon Wireless	Critical Vendor		$105.00
51003	06/12/20	State of Louisiana	Critical Vendor		$200.00
Total					$305.00
Ending Balance					$24,791.51

Receipts and Disbursements